SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 21, 1998



Commission          Registrants; State of Incorporation;         IRS Employer
File Number         Address; and Telephone Company               Identification
                                                                      No.

1-11327             Illinova Corporation                         37-1319890
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL 62525
                    (217) 424-6600

1-3004              Illinois Power Company                       37-0344645
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL 62525
                    (217) 424-6600



                Total number of sequentially numbered pages is 3.








Item 5.  Other Events
--------------------------

The Nuclear Regulatory Commission (NRC) today placed Illinois Power's Clinton Power Station (Clinton) on its Watch List. The NRC places nuclear plants on its Watch List when it believes additional regulatory oversight is required because of declining performance.

Twice a year the NRC evaluates the performance of nuclear power plants in the United States and identifies those which require additional regulatory oversight. Once placed on the Watch List a plant must demonstrate consistent improved performance before it is removed from the list. The NRC will monitor Clinton more closely than plants not on the Watch List. This may include increased inspections, additional required documentation, NRC-required approval of processes and procedures, and higher-level NRC oversight.

Illinova Chairman Larry Haab said he does not consider the announcement a new signal. "It is a confirmation of the situation over the last few months and not a forecast for the future. This news, while unpleasant, was not unexpected; the problems at Clinton are well documented" said Haab.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Chief Financial Officer
                                                     Treasurer and Controller
                                                     on behalf of
                                                     Illinova Corporation


Date:    January 21, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Senior Vice President and
                                                     Chief Financial Officer
                                                     on behalf of
                                                     Illinois Power Company


Date:    January 21, 1998